Exhibit 99.1

FOR IMMEDIATE RELEASE

Limbach Schedules 2016 Fourth Quarter Financial Results and Conference Call; Provides Update on 2017 Guidance

PITTSBURGH, PA. – April 13, 2017 -- Limbach Holdings, Inc. (NASDAQ: LMB) (“Limbach” or “the Company”) today announced that the Company will be releasing its financial results for the fourth quarter and year ended December 31, 2016 after the close of trading on Monday, April 17, 2017. The Company will also host a conference call for investors and analysts on Tuesday, April 18, 2017 at 11:00 a.m. ET. Chief Executive Officer Charlie Bacon and Chief Financial Officer John Jordan will host the call.

Conference Call Details

Date:	Tuesday, April 18, 2017
Time:	11:00 a.m. Eastern Time

Participant Dial-In Numbers:

Domestic callers:	(866) 604-1698
International callers:	(201) 389-0844

Access by Webcast

The call will also be simultaneously webcast over the Internet via the “Investor Relations” section of Limbach’s website at www.limbachinc.com or by clicking on the conference call link: http://limbachinc.equisolvewebcast.com/q4-2016. An audio replay of the call will be archived on the Company’s website.

Updated FY 2017 Guidance

For FY 2017, the Company is narrowing its range of revenue guidance to between $460 million and $480 million, excluding any contribution from potential acquisitions. Adjusted EBITDA* is expected to be between $18 million and $20 million.

The Company also reiterates its previously announced FY 2016 financial guidance. Revenues are expected to be in excess of $407 million, Adjusted EBITDA* to fall within a range from $16 million to $17 million, and net income (loss) to fall within a range from $(0.5 million) to $0.5 million.

The Company will provide greater detail on this guidance in its quarterly conference call.

The estimated full year 2016 results above and in the reconciliation table below are preliminary and unaudited. They are subject to the completion and finalization of fourth-quarter and year-end financial and accounting procedures, and reflect management’s estimate based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full year financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). In addition to the completion of our testing and the audit by our auditors, factors that could cause actual results to differ from those described above are set forth below under “Forward-Looking Statements.” Accordingly, you should not place undue reliance upon our preliminary estimates.

With respect to expected 2017 Adjusted EBITDA, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to adjustments that could be made with respect to taxes, transaction costs, stock-based compensation and other items which are excluded from Adjusted EBITDA. These items could have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Limbach, Inc.	Page 2
April 13, 2017

*Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense, taxes, and non-operating expenses such as management and consulting fees, loss from extinguishment of debt and expenses associated with our 2016 business combination transaction. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period exclusive of expenses that will not reoccur. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes below.

Reconciliation of Estimated Adjusted EBITDA to Estimated Net Income

(in thousands)	Year Ended December 31, 2016
(unaudited)
Estimated Range of Net Income (Loss)	($500) - $500
Estimated Adjustments:
Interest Expense	$3,694
Depreciation and Amortization	$7,445
Taxes and Other	$380
Loss from early extinguishment of debt	$2,172
Management Fees	$671
Business Combination Expenses	$2,100
Estimated Range of Adjusted EBITDA	$16,000 - $17,000

About Limbach

Founded in 1901, Limbach is the 12th largest mechanical systems solutions firm in the United States as determined by Engineering News Record. Limbach provides building infrastructure services, with an expertise in the design, installation and maintenance of HVAC and mechanical, electrical, and plumbing systems for a diversified group of commercial and institutional building owners. Limbach employs more than 1,500 employees in 14 offices throughout the United States. The Company’s full life-cycle capabilities, from concept design and engineering through system commissioning and recurring 24/7 service and maintenance, position Limbach as a value-added and essential partner for building owners, construction managers, general contractors and energy service companies.

Limbach, Inc.	Page 3
April 13, 2017

Forward-Looking Statements

We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the timing for filing our Annual Report on Form 10-K for 2016 (“2016 Form 10-K”), the impact of any corrections required to be made to our historical financial statements, our estimated full-year 2016 and FY 2017 expected revenue and Adjusted EBITDA and our results of operations and financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. In addition, there can be no assurance that we will be able to file our 2016 Form 10-K within the fifteen calendar day extension provided by Rule 12b-25, that we will not identify one or more material weaknesses in internal control over financial reporting (other than those previously disclosed or disclosed in the Form 12b-25), or that we will not need to restate our financial statements for one or more prior periods. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please refer to our most recent quarterly reports filed on Form 10-Q and our registration statement on Form S-1 filed on November 30, 2016, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this press release.

Investor Relations:

The Equity Group Inc.

Jeremy Hellman, CFA

Senior Associate

(212) 836-9626 / jhellman@equityny.com

### #### ###